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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2000



                        PHOENIX INTERNATIONAL LTD., INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                             0-20937                              59-3171810
(State or other jurisdiction           (Commission File Number)         (IRS Employer Identification No.)
      of incorporation)
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                            500 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
                    (Address of Principal Executive Offices)

                                 (407) 548-5100
              (Registrant's telephone number, including area code)









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ITEM 5.  OTHER EVENTS.

         On October 25, 2000, Phoenix International Ltd., Inc. entered into an
Asset Purchase Agreement with London Bridge Software Holdings plc. and its indirect wholly owned subsidiary London Bridge Acquisition Company, Inc.
Pursuant to the Agreement, Phoenix has agreed to sell substantially all of its assets to London Bridge for cash in the amount of $45,462,092, subject to adjustment based on certain contingencies. In connection with this transaction, London Bridge has agreed to assume certain specified liabilities of Phoenix and its subsidiaries. Phoenix will retain all other assets and liabilities. London
Bridge has also agreed to loan up to $10 million to Phoenix for its interim working capital requirements pursuant to a Loan Agreement among the parties. The
Loan Agreement contains various restrictions and limitations on Phoenix's ability to borrow funds thereunder.

         On the closing date, London Bridge will deposit into escrow an amount equal to (1) 25% of the purchase price to indemnify London Bridge for certain liabilities, plus (2) the amount of the then outstanding borrowings under the Loan Agreement. London Bridge will pay Phoenix the remainder of the purchase price in cash, less adjustments.

         Phoenix currently intends to use the cash received at closing to satisfy the retained liabilities, and to distribute substantially all of the remainder to its shareholders . Additionally, Phoenix intends to distribute to its shareholders any cash proceeds subsequently received by Phoenix upon expiration of the escrow period on September 30, 2001 after satisfying all remaining liabilities of the company, together with any remaining net assets of Phoenix, in connection with the planned liquidation of Phoenix.

         Because of the potential reductions in the purchase price, the uncertainty regarding the cash amount ultimately available to Phoenix from the escrow, and the uncertainty regarding the value of some of the assets and liabilities to be retained by Phoenix, the amount of net proceeds ultimately distributed to Phoenix's shareholders could be substantially less than the stated purchase price of $45,462,092.

         The completion of the transaction is subject to various conditions, including the approval of the Agreement and the transaction by the holders of at least 66 2/3% of Phoenix's outstanding common stock, final settlement of the pending class action litigation against Phoenix and the receipt of all necessary governmental and regulatory approvals. Additionally, the Agreement may be terminated by Phoenix or London Bridge if the transaction has not been completed by March 31, 2001.

         London Bridge owns 861,623 shares of Phoenix's common stock, equal to approximately 9.2% of Phoenix's outstanding common stock. London Bridge purchased these shares from Phoenix in February 2000. These shares will be voted in favor of the Agreement and the transaction. Additionally, in connection with the Agreement, SAFECO Asset Management Company, SAFECO Corporation and Fleming
Asset Management entered into Shareholder Agreements dated October 25, 2000 with
London Bridge pursuant to which they agreed to vote their shares of Phoenix common stock, which together equal approximately 24.2% of the


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outstanding common stock of Phoenix, in favor of the Agreement and the transaction and against any competing acquisition proposal or any other sale of a material amount of assets or securities of Phoenix.

         London Bridge and Phoenix also entered into a Reseller Agreement, dated as of October 25, 2000. Under the Reseller Agreement, Phoenix granted a non-transferable, non-exclusive license to market and support certain Phoenix software until the closing of the transaction.

         Also on October 25, 2000, Phoenix filed with the Securities and
Exchange Commission an amended Annual Report on Form 10-K for the year ended
December 31, 1999 which, among other things, includes audited restated financial statements for 1997, 1998 and 1999. Generally, the effect of the restated financial statements is to defer revenues into future periods and to offset revenues against development costs in certain instances, resulting in lower revenues and additional losses during 1997, 1998 and 1999. For related reasons, Phoenix also amended its Quarterly Report on Form 10-Q for the quarter ended
March 31, 2000 and filed its Quarterly Report on Form 10-Q for the quarter ended
June 30, 2000, the filing of which had been delayed pending completion of the restatement of the 1997, 1998 and 1999 financial statements. Phoenix's auditors have previously issued unqualified opinions with respect to Phoenix's previously filed financial statements for 1997, 1998 and 1999.

         Additionally, on October 24, 2000, Phoenix entered into an agreement in principle to settle the consolidated securities class action litigation with a settlement class comprising shareholders who acquired Phoenix common stock during the period between May 5, 1997 and August 22, 2000. The settlement of this action, which was filed on November 23, 1999, provides for Phoenix to pay
$4,225,000 in cash to the putative shareholder class. The settlement is subject to certain customary conditions, notice to the proposed settlement class and preliminary and final court approval.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         Certain matters discussed herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements include all statements that are not statements of historical fact and relate to the intent, belief, plans or expectations of Phoenix, its management and its customers. Words like "plans," "intends," "believes,"
"signifies," "estimates," "anticipate," "will," "expect" and words of similar meaning are intended to identify forward-looking statements. Actual results may vary significantly from the forward-looking statements. Factors currently known to Phoenix that could cause actual results to differ materially from those set forth in such forward-looking statements include the ability of Phoenix to consummate the transactions contemplated by the Asset Purchase Agreement and risks that are discussed in detail in Phoenix's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A and the Risk
Factors section of Phoenix's


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Registration Statement on Form S-1 (Registration No. 333-31415) as declared effective by the Securities and Exchange Commission on August 13, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

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
         Exhibit No.                Description
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
         2.1               Asset Purchase Agreement dated as of October 25, 2000
                           among Phoenix, London Bridge Software Holdings plc.
                           and London Bridge Acquisition Company, Inc.

         2.2               Loan Agreement dated of October 27, 2000 between
                           Phoenix and London Bridge Acquisition Company, Inc.

         4.1               Form of Shareholder's Agreement dated as of October
                           25, 2000 between London Bridge Acquisition Company,
                           Inc. and certain shareholders of Phoenix individually.

         4.2               Amendment to Governance Agreement dated as of October
                           25, 2000 between London Bridge Software Holdings plc and Phoenix.

         10.1 Reseller Agreement dated as of October 25, 2000, between London Bridge Software Holdings plc and
                           Phoenix

         99.1              U.S. Press Release dated October 25, 2000

         99.2              U.K. Press Release dated October 25, 2000
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHOENIX INTERNATIONAL LTD., INC.
                                                (Registrant)


Date: October 27, 2000                 By:  /s/ Bahram Yusefzadeh
                                            ---------------------------
                                            Chairman of the Board
                                            and Chief Executive Officer


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